UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2008

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

907 Gemini Street, Houston, Texas		77058
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 558-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2008, we entered into new employment agreements with each of Thomas B. Pickens, III, James D. Royston, and Brian K. Harrington.  We entered into these new agreements to harmonize terms among our executives, to conform existing employment agreements to the requirements of Internal Revenue Code Section 409A; to define employment terms for certain executive officers who had been employed without a formal employment agreement or whose employment agreement had been allowed to terminate without renewal and to extend employment terms of these executives for periods ranging from one to two years, thereby ensuring continuity  and stability in the ranks of our executive management.  Following are brief summaries of the material terms of the new employment agreements.

Thomas B. Pickens, III

General.  According to the terms of his Employment Agreement effective as of October 6, 2008, Mr. Pickens acts as Chairman and Chief Executive Officer of SPACEHAB, Incorporated.  Mr. Pickens’ Employment Agreement expires on October 6, 2010, subject to renewal unless otherwise noticed by either Mr. Pickens or the Company, for subsequent one year renewal terms.  He will receive an annual base salary of $360,000.  Mr. Pickens will participate in the 2008 Key Employee Incentive Bonus Plan with a targeted annual bonus potential of 50% of his base salary.  In addition, Mr. Pickens will participate in every other incentive and stock-based long-term compensation program of the Company in accordance with the Company’s practice for administering its Long Term Incentive Compensation Program with respect to Executive Officers.  Mr. Pickens will be eligible to participate at the Company’s expense in any pension, retirement, 401(k), profit-sharing and other employee benefits plans or programs of the Company available to other officers of the Company under the terms and conditions of such plans or programs.  Mr. Pickens is also entitled to certain other perquisites, including a car allowance, supplemental term life, accident, disability and group medical, dental, health and hospitalization insurance with payment of such premiums by the Company.  Mr. Pickens has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

Benefits upon the Occurrence of Certain Termination Events.  In the event Mr. Pickens’ employment is involuntarily terminated; terminated as a result of his death or disability; or is terminated for “Good Reason” as defined in his employment agreement, he or his estate, as the case may be, will receive his accrued salary, including accrued vacation salary, and un-reimbursed expenses through the date of termination, a lump sum cash payment equal to Mr. Pickens’ base salary for 12 months and a lump sum cash payment determined by the Compensation Committee in its discretion ranging from 0% to 50% of the annualized average of the annual bonuses paid or payable to Mr. Pickens for the three years immediately preceding the year in which such termination occurs.  Also in the event Mr. Pickens’ employment is so terminated, any stock option, restricted stock, or other equity-based compensation previously awarded to Mr. Pickens will vest as of the Termination Date applicable to such termination and each such stock option shall remain exercisable for the lesser of one year or the earlier expiration of the term of such stock option.  Further, as a result of such a termination Mr. Pickens shall receive, at the expense of the Company, continued group health plan coverage under COBRA for a maximum period of 12 months following such termination.

In the event Mr. Pickens’ employment agreement is terminated, voluntarily or involuntarily, within twelve (12) months following a “Change in Control” as defined in the agreement, Mr. Pickens will be entitled to receive his accrued salary and un-reimbursed expenses through the date of termination, a lump sum cash payment equal to Mr. Pickens’ base salary for 18 months and a lump sum cash payment determined by the Compensation Committee in its discretion ranging from 0% to 50% of one and one half times the annualized average of the annual bonuses paid or payable to Mr. Pickens for the three years immediately preceding the year in with such termination occurs.  Also in the event Mr. Pickens’ employment is so terminated, any stock option, restricted stock, or other equity-based compensation previously awarded to Mr. Pickens will vest as of the Termination Date applicable to such termination and each such stock option shall remain exercisable for the lesser of one year or the earlier expiration of the term of such stock option.  Further, as a result of such a termination Mr. Pickens shall receive, at the expense of the Company, continued group health plan coverage under COBRA for a maximum period of 18 months after such termination.  In the event Mr. Pickens’ employment is terminated for “Cause” or by Mr. Pickens without “Good Reason,” Mr. Pickens will be entitled to receive his accrued salary, including accrued vacation salary, and un-reimbursed expenses through the date of termination.

James D. Royston

General.  According to the terms of his Employment Agreement effective as of October 6, 2008, Mr. Royston acts as President of SPACEHAB, Incorporated.  Mr. Royston’s Employment Agreement expires on October 6, 2009, subject to renewal unless otherwise noticed by either Mr. Royston or the Company, for subsequent one year renewal terms.  He will receive an annual base salary of $210,000.  Mr. Royston will participate in the 2008 Key Employee Incentive Bonus Plan with a targeted annual bonus potential of 30% of his base salary.  In addition, Mr. Royston will participate in stock-based long-term incentive compensation program of the Company in accordance with the Company’s practice for administering its Long Term Incentive Compensation Program with respect to Executive Officers.  Mr. Royston will be eligible to participate in any pension, retirement, 401(k), profit-sharing and other employee benefits plans or programs of the Company available to other officers of the Company under the terms and conditions of such plans or programs.  Mr. Royston is also entitled to certain other perquisites, including supplemental term life, accident, and disability insurance with payment of such premiums by the Company.  Mr. Royston has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

Benefits upon the Occurrence of Certain Termination Events.  In the event Mr. Royston’s employment is involuntarily terminated; terminated as a result of his death or disability; or is terminated for “Good Reason” as defined in his employment agreement, he or his estate, as the case may be, will receive his accrued salary, including accrued vacation salary, and un-reimbursed expenses through the date of termination, a lump sum cash payment equal to Mr. Royston’s base salary for 9 months and a lump sum cash payment determined by the Compensation Committee in its discretion ranging from 0% to 50% of .75 times the annualized average of the annual bonuses paid or payable to Mr. Royston for the three years immediately preceding the year in which such termination occurs. Also in the event Mr. Royston’s employment is so terminated, any stock option, restricted stock, or other equity-based compensation previously awarded to Mr. Royston will vest as of the Termination Date applicable to such termination.  Further, as a result of such a termination Mr. Royston shall receive, at the expense of the Company, continued group health plan coverage under COBRA for a maximum period of 9 months after such termination.

In the event Mr. Royston’s employment agreement is terminated, voluntarily or involuntarily, within twelve (12) months following a “Change in Control” as defined in the agreement, Mr. Royston will be entitled to receive his accrued salary and un-reimbursed expenses through the date of termination, a lump sum cash payment equal to Mr. Royston’s base salary for 12 months and a lump sum cash payment determined by the Compensation Committee in its discretion ranging from 0% to 50% of one times the annualized average of the annual bonuses paid or payable to Mr. Royston for the three years immediately preceding the year in with such termination occurs.  Also in the event Mr. Royston’s employment is so terminated, any stock option, restricted stock, or other equity-based compensation previously awarded to Mr. Royston will vest as of the Termination Date applicable to such termination.  Further, as a result of such a termination Mr. Royston shall receive, at the expense of the Company, continued group health plan coverage under COBRA for a maximum period of 12 months after such termination.  In the event Mr. Royston’s employment is terminated for “Cause” or by Mr. Royston without “Good Reason,” Mr. Royston will be entitled to receive his accrued salary, including accrued vacation salary, and un-reimbursed expenses through the date of termination.

Brian K. Harrington

General.  According to the terms of his Employment Agreement effective as of October 6, 2008, Mr. Harrington acts as Chairman and Chief Financial Officer of SPACEHAB, Incorporated.  Mr. Harrington’s Employment Agreement expires on October 6, 2009, subject to renewal unless otherwise noticed by either Mr. Harrington or the Company, for subsequent one year renewal terms.  He will receive an annual base salary of $225,000.  Mr. Harrington will participate in the 2008 Key Employee Incentive Bonus Plan with a targeted annual bonus potential of 30% of his base salary.  In addition, Mr. Harrington will participate in stock-based long-term incentive compensation programs of the Company in accordance with the Company’s practice for administering its Long Term Incentive Compensation Program with respect to Executive Officers.  Mr. Harrington will be eligible to participate in any pension, retirement, 401(k), profit-sharing and other employee benefits plans or programs of the Company available to other officers of the Company under the terms and conditions of such plans or programs.  Mr. Harrington is also entitled to certain other perquisites, including supplemental term life, accident, and insurance with payment of such premiums by the Company.  Mr. Harrington has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

Benefits upon the Occurrence of Certain Termination Events.  In the event Mr. Harrington’s employment is involuntarily terminated; terminated as a result of his death or disability; or is terminated for “Good Reason” as defined in his employment agreement, he or his estate, as the case may be, will receive his accrued salary, including accrued vacation salary, and un-reimbursed expenses through the date of termination, a lump sum cash payment equal to Mr. Harrington’s base salary for 6 months and a lump sum cash payment determined by the Compensation Committee in its discretion ranging from 0% to 50% of one half times the annualized average of the annual bonuses paid or payable to Mr. Harrington for the three years immediately preceding the year in which such termination occurs.  Also in the event Mr. Harrington’s employment is so terminated, any stock option, restricted stock, or other equity-based compensation previously awarded to Mr. Harrington will vest as of the Termination Date applicable to such a termination.  Further, as a result of such a termination Mr. Harrington shall receive, at the expense of the Company, continued group health plan coverage under COBRA for a maximum period of 6 months after such termination.

In the event Mr. Harrington’s employment agreement is terminated, voluntarily or involuntarily, within twelve (12) months following a “Change in Control” as defined in the agreement, Mr. Harrington will be entitled to receive his accrued salary and un-reimbursed expenses through the date of termination, a lump sum cash payment equal to Mr. Harrington’s base salary for 9 months and a lump sum cash payment determined by the Compensation Committee in its discretion ranging from 0% to 50% of .75 times the annualized average of the annual bonuses paid or payable to Mr. Harrington for the three years immediately preceding the year in with such termination occurs.  Also in the event Mr. Harrington’s employment is so terminated, any stock option, restricted stock, or other equity-based compensation previously awarded to Mr. Harrington will vest as of the Termination Date applicable to such termination.  Further, as a result of such a termination Mr. Harrington shall receive, at the expense of the Company, continued group health plan coverage under COBRA for a maximum period of 9 months after such termination.  In the event Mr. Harrington’s employment is terminated for “Cause” or by Mr. Harrington without “Good Reason,” Mr. Harrington will be entitled to receive his accrued salary, including accrued vacation salary, and un-reimbursed expenses through the date of termination.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

	10.1	Employment Agreement effective October 6, 2008 between SPACEHAB, Incorporated and Thomas B. Pickens, III
	10.2	Employment Agreement effective October 6, 2008 between SPACEHAB, Incorporated and James D. Royston
	10.3	Employment Agreement effective October 6, 2008 between SPACEHAB, Incorporated and Brian K. Harrington

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

Date: November 21, 2008	By:	/s/ Brian K. Harrington
Brian K. Harrington
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer